Cincinnati Financial Corporation
Supplemental Financial Data
for the Period Ending December 31, 2017

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best	Fitch	Moody's	Standard & Poor's
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of February 6, 2018, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Fourth-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
Fourth Quarter 2017

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Twelve Months Ended December 31, 2017	5
CFC and Subsidiaries Consolidation – Three Months Ended December 31, 2017	6
5-Year Net Income Reconciliation	7
CFC Insurance Subsidiaries – Selected Balance Sheet Data	8

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	9
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	10
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	11
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	12
Direct Written Premiums by Risk State by Line of Business	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	15
Loss and Loss Expense Analysis – Twelve Months Ended December 31, 2017	16
Loss and Loss Expense Analysis – Three Months Ended December 31, 2017	17

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	18
Quarterly Property Casualty Data – Commercial Lines	19
Quarterly Property Casualty Data – Personal Lines	20
Quarterly Property Casualty Data – Excess & Surplus Lines	21

Life Insurance Operations
Statutory Statements of Income	22

Noninsurance Operations and Cincinnati Re
Quarterly Data – Other	23

CINF Fourth-Quarter 2017 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Non-GAAP operating income: Non-GAAP operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segment plus our reinsurance assumed operations.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus net realized investment gains, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Fourth-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	Fourth Quarter 2017
(all data shown is for the three months ended or at December 31, 2017)

(Dollars in millions except per share data)	12/31/2017	Year over year change %			12/31/2017	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$746	3		Commercial lines loss and loss expenses	$487	(3)
Personal lines net written premiums	309	9		Personal lines loss and loss expenses	212	(6)
Excess & surplus lines net written premiums	54	20		Excess & surplus lines loss and loss expenses	28	115
Cincinnati Re net written premiums	21	40		Cincinnati Re loss and loss expenses	14	56
Property casualty net written premiums	1,130	6		Life and health contract holders' benefits incurred	68	17
Life and accident and health net written premiums	65	7		Underwriting, acquisition and insurance expenses	389	8
Annuity net written premiums	8	(20)		Interest expenses	14	0
Life, annuity and accident and health net written premiums	73	3		Other operating expenses	2	0
Commercial lines net earned premiums	796	2		Total benefits & expenses	$1,214	3
Personal lines net earned premiums	320	8		Income before income taxes	197	54
Excess & surplus lines net earned premiums	56	19		Total benefit for income taxes	(445)	nm
Cincinnati Re net earned premiums	27	69
Property casualty net earned premiums	1,199	5		Balance Sheet:
Life and accident and health net earned premiums	59	11
Investment income	156	2		Fixed maturity investments	$10,699
Realized investment gains and losses, net	(8)	78		Equity securities	6,249
Fee revenue	4	0		Other invested assets	103
Other revenue	1	nm		Total invested assets	$17,051
Total revenues	$1,411	8
				Loss and loss expense reserves	$5,273
Income:				Life policy and investment contract reserves	2,729
				Long-term debt and capital lease obligations	827
Net income	$642	542		Shareholders' equity	8,243
Realized investment gains and losses, net	(8)	78
Income tax on unrealized investment gains	$2	(83)		Key ratios:
Realized investment gains and losses, after tax	(6)	76
Effects of U.S. tax reform legislation	495	nm		Commercial lines GAAP combined ratio	92.9%
Non-GAAP operating income	153	22		Personal lines GAAP combined ratio	95.5
				Excess & surplus lines GAAP combined ratio	79.8
Per share (diluted):				Cincinnati Re GAAP combined ratio	87.0
				Property casualty GAAP combined ratio	92.9
Net income	$3.88	547
Realized investment gains and losses, net	(0.05)	78		Commercial lines STAT combined ratio	94.7%
Income tax on unrealized investment gains	0.01	(88)		Personal lines STAT combined ratio	96.3
Realized investment gains and losses, after tax	(0.04)	73		Excess & surplus lines STAT combined ratio	79.9
Effects of U.S. tax reform legislation	2.99	nm		Cincinnati Re STAT combined ratio	89.1
Non-GAAP operating income	0.93	24		Property casualty STAT combined ratio	94.3
Book value	50.29	17
Weighted average shares outstanding	165.6	(1)		Value creation ratio	11.9%

CINF Fourth-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2017

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$4,884	$—	$—	$—	$4,884
Life	—	—	300	—	—	300
Premiums ceded	—	(162)	(68)	—	—	(230)
Total earned premium	—	4,722	232	—	—	4,954
Investment income, net of expenses	62	392	155	—	—	609
Realized investment gains, net	28	114	6	—	—	148
Fee revenues	—	11	5	—	—	16
Other revenues	15	1	—	4	(15)	5
Total revenues	$105	$5,240	$398	$4	$(15)	$5,732

Benefits & expenses
Losses & contract holders' benefits	$—	$3,074	$319	$—	$(1)	$3,392
Reinsurance recoveries	—	64	(67)	—	1	(2)
Underwriting, acquisition and insurance expenses	—	1,467	79	—	—	1,546
Interest expense	52	—	—	1	—	53
Other operating expenses	28	—	—	1	(16)	13
Total expenses	$80	$4,605	$331	$2	$(16)	$5,002

Income before income taxes	$25	$635	$67	$2	$1	$730

Provision (benefit) for income taxes
Current operating income	$(20)	$98	$(1)	$1	$—	$78
Capital gains/losses	9	40	2	—	—	51
Deferred	(150)	(205)	(89)	—	—	(444)
Total provision (benefit) for income taxes	$(161)	$(67)	$(88)	$1	$—	$(315)

Net income - current year	$186	$702	$155	$1	$1	$1,045

Net income - prior year	$25	$516	$48	$1	$1	$591
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2017

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,238	$—	$—	$—	$1,238
Life	—	—	77	—	—	77
Premiums ceded	—	(39)	(18)	—	—	(57)
Total earned premium	—	1,199	59	—	—	1,258
Investment income, net of expenses	19	99	38	—	—	156
Realized investment gains (losses), net	(23)	14	2	—	(1)	(8)
Fee revenues	—	3	1	—	—	4
Other revenues	4	—	—	1	(4)	1
Total revenues	$—	$1,315	$100	$1	$(5)	$1,411

Benefits & expenses
Losses & contract holders' benefits	$—	$659	$83	$—	$(1)	$741
Reinsurance recoveries	—	82	(15)	—	1	68
Underwriting, acquisition and insurance expenses	—	373	16	—	—	389
Interest expense	13	—	—	1	—	14
Other operating expenses	7	—	—	—	(5)	2
Total expenses	$20	$1,114	$84	$1	$(5)	$1,214

Income (loss) before income taxes	$(20)	$201	$16	$—	$—	$197

Provision (benefit) for income taxes
Current operating income	$(5)	$41	$(1)	$—	$—	$35
Capital gains/losses	(9)	5	—	—	—	(4)
Deferred	(153)	(218)	(105)	—	—	(476)
Total benefit for income taxes	$(167)	$(172)	$(106)	$—	$—	$(445)

Net income - current year	$147	$373	$122	$—	$—	$642

Net income (loss) - prior year	$(4)	$89	$16	$(1)	$—	$100
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation
5-Year Net Income Reconciliation
(Dollars in millions except per share data)	Years ended December 31,
	2017	2016	2015	2014	2013
Net income	$1,045	$591	$634	$525	$517
Less:
Realized investment gains, net	148	124	70	133	83
Income tax on realized investment gains	(53)	(44)	(25)	(48)	(29)
Realized investment gains, after-tax	95	80	45	85	54
Effects of U.S. tax reform legislation	495	—	—	—	—
Non-GAAP operating income	$455	$511	$589	$440	$463

Diluted per share data:
Net income	$6.29	$3.55	$3.83	$3.18	$3.12
Less:
Realized investment gains, net	0.89	0.74	0.42	0.81	0.50
Income tax on realized investment gains	(0.32)	(0.26)	(0.15)	(0.29)	(0.18)
Realized investment gains, after-tax	0.57	0.48	0.27	0.52	0.32
Effects of U.S. tax reform legislation	2.98	—	—	—	—
Non-GAAP operating income	$2.74	$3.07	$3.56	$2.66	$2.80

Value creation ratio
Book value per share growth	17.1%	9.6%	(2.3)%	7.9%	11.1%
Shareholder dividend declared as a percentage of beginning book value	5.8	4.9	5.7	4.7	5.0
Value creation ratio	22.9%	14.5%	3.4%	12.6%	16.1%

Investment income
Investment income, net of expenses	$609	$595	$572	$549	$529
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Fourth-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$7,206	$7,082	$7,041	$6,866	$6,715	$6,843	$6,758	$6,607
Equities (fair value)	3,942	3,792	3,658	3,592	3,474	3,474	3,443	3,222
Fixed maturities - pretax net unrealized gain	249	255	247	188	163	384	414	301
Equities - pretax net unrealized gain	2,023	1,805	1,713	1,615	1,577	1,438	1,395	1,302
Loss and loss expense reserves - STAT	5,038	5,025	4,935	4,836	4,742	4,639	4,611	4,480
Shareholders' equity - GAAP	6,489	6,041	5,979	5,870	5,746	5,926	5,848	5,655
Policyholders' Surplus - STAT	5,094	4,846	4,790	4,763	4,686	4,679	4,600	4,534

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$3,453	$3,413	$3,409	$3,381	$3,316	$3,354	$3,320	$3,215
Equities (fair value)	9	9	9	9	9	9	9	9
Fixed maturities - pretax net unrealized gain	132	148	145	127	107	196	186	124
Equities - pretax net unrealized gain	4	4	4	4	4	4	4	4
Shareholders' equity - GAAP	1,104	991	981	958	939	979	962	911
Policyholders' Surplus - STAT	195	210	202	199	200	202	205	207

CINF Fourth-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2017	2016	Change	% Change	2017	2016	Change	% Change
Underwriting income
Net premiums written	$1,130	$1,064	$66	6	$4,840	$4,580	$260	6
Unearned premium change	(69)	(75)	6	8	118	98	20	20
Earned premiums	$1,199	$1,139	$60	5	$4,722	$4,482	$240	5

Losses incurred	$598	$618	$(20)	(3)	$2,592	$2,395	$197	8
Defense and cost containment expenses incurred	72	68	4	6	270	206	64	31
Adjusting and other expenses incurred	71	65	6	9	276	260	16	6
Other underwriting expenses incurred	363	338	25	7	1,475	1,389	86	6
Workers compensation dividend incurred	4	3	1	33	14	15	(1)	(7)
Total underwriting deductions	$1,108	$1,092	$16	1	$4,627	$4,265	$362	8

Net underwriting profit	$91	$47	$44	94	$95	$217	$(122)	(56)

Investment income
Gross investment income earned	$106	$99	$7	7	$405	$391	$14	4
Net investment income earned	104	98	6	6	399	385	14	4
Realized capital gains and losses, net	6	(16)	22	nm	85	65	20	31
Net investment gains (net of tax)	$110	$82	$28	34	$484	$450	$34	8

Other income	$2	$2	$—	0	$9	$7	$2	29

Net income before federal income taxes	$203	$131	$72	55	$588	$674	$(86)	(13)
Federal and foreign income taxes incurred	42	28	14	50	113	168	(55)	(33)
Net income (statutory)	$161	$103	$58	56	$475	$506	$(31)	(6)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2017 Supplemental Financial Data

`

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Consolidated
Current accident year losses greater than $5,000,000	$11	$6	$—	$28	$(7)	$10	$23	$—	$28	$23	$34	$33	$45	$26
Current accident year losses $1,000,000-$5,000,000	60	75	48	29	63	46	34	42	77	76	152	122	212	185
Large loss prior accident year reserve development	9	4	21	17	(10)	1	3	—	38	3	42	4	51	(6)
Total large losses incurred	$80	$85	$69	$74	$46	$57	$60	$42	$143	$102	$228	$159	$308	$205
Losses incurred but not reported	60	(9)	(1)	4	64	(7)	34	73	3	107	(6)	100	54	164
Other losses excluding catastrophe losses	450	499	487	467	430	467	399	402	954	801	1,453	1,269	1,903	1,699
Catastrophe losses	8	104	112	103	78	53	163	33	215	196	319	249	327	327
Total losses incurred	$598	$679	$667	$648	$618	$570	$656	$550	$1,315	$1,206	$1,994	$1,777	$2,592	$2,395
Commercial Lines
Current accident year losses greater than $5,000,000	$5	$6	$—	$28	$(7)	$10	$23	$—	$28	$23	$34	$33	$39	$26
Current accident year losses $1,000,000-$5,000,000	51	56	33	26	59	34	33	36	59	69	115	103	166	162
Large loss prior accident year reserve development	10	1	19	17	(6)	5	4	(1)	36	3	37	8	47	2
Total large losses incurred	$66	$63	$52	$71	$46	$49	$60	$35	$123	$95	$186	$144	$252	$190
Losses incurred but not reported	44	1	21	(5)	55	4	2	64	16	66	17	70	61	125
Other losses excluding catastrophe losses	273	313	292	306	269	287	244	255	598	499	911	786	1,184	1,055
Catastrophe losses	1	27	64	58	35	28	126	25	122	151	149	179	150	214
Total losses incurred	$384	$404	$429	$430	$405	$368	$432	$379	$859	$811	$1,263	$1,179	$1,647	$1,584
Personal Lines
Current accident year losses greater than $5,000,000	$6	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6	$—
Current accident year losses $1,000,000-$5,000,000	6	19	15	3	3	10	—	6	18	6	37	16	43	19
Large loss prior accident year reserve development	(1)	3	1	—	(3)	(3)	(2)	1	1	(1)	4	(4)	3	(7)
Total large losses incurred	$11	$22	$16	$3	$—	$7	$(2)	$7	$19	$5	$41	$12	$52	$12
Losses incurred but not reported	10	(17)	(12)	10	10	(9)	23	11	(2)	34	(19)	25	(9)	35
Other losses excluding catastrophe losses	157	164	164	144	150	168	141	133	308	274	472	442	629	592
Catastrophe losses	5	34	47	46	39	25	35	8	93	43	127	68	132	107
Total losses incurred	$183	$203	$215	$203	$199	$191	$197	$159	$418	$356	$621	$547	$804	$746
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $1,000,000-$5,000,000	3	—	—	—	—	2	1	—	—	1	—	3	3	3
Large loss prior accident year reserve development	—	—	1	—	—	(1)	1	—	1	1	1	—	1	—
Total large losses incurred	$3	$—	$1	$—	$—	$1	$2	$—	$1	$2	$1	$3	$4	$3
Losses incurred but not reported	6	7	(10)	(1)	—	(2)	9	(2)	(11)	7	(4)	5	2	5
Other losses excluding catastrophe losses	9	8	19	8	6	11	5	9	27	14	35	25	44	31
Catastrophe losses	—	1	1	—	1	—	2	—	1	2	2	2	2	3
Total losses incurred	$18	$16	$11	$7	$7	$10	$18	$7	$18	$25	$34	$35	$52	$42

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Consolidated
Current accident year losses greater than $5,000,000	0.9%	0.5%	—%	2.4%	(0.6)%	0.9%	2.0%	—%	1.2%	1.0%	1.0%	1.0%	1.0%	0.6%
Current accident year losses $1,000,000-$5,000,000	5.0	6.4	4.1	2.5	5.6	4.1	3.1	3.8	3.3	3.5	4.3	3.6	4.5	4.1
Large loss prior accident year reserve development	0.7	0.3	1.8	1.5	(0.9)	0.2	0.3	—	1.6	0.1	1.2	0.1	1.0	(0.1)
Total large loss ratio	6.6%	7.2%	5.9%	6.4%	4.1%	5.2%	5.4%	3.8%	6.1%	4.6%	6.5%	4.7%	6.5%	4.6%
Losses incurred but not reported	5.0	(0.7)	(0.1)	0.4	5.7	(0.7)	3.1	6.6	0.1	4.8	(0.2)	3.0	1.1	3.7
Other losses excluding catastrophe losses	37.6	41.7	41.3	40.5	37.5	41.3	35.7	36.8	40.9	36.2	41.2	38.1	40.3	37.8
Catastrophe losses	0.7	8.8	9.4	9.0	6.9	4.7	14.6	3.0	9.3	8.9	9.1	7.4	7.0	7.3
Total loss ratio	49.9%	57.0%	56.5%	56.3%	54.2%	50.5%	58.8%	50.2%	56.4%	54.5%	56.6%	53.2%	54.9%	53.4%
Commercial Lines
Current accident year losses greater than $5,000,000	0.6%	0.8%	—%	3.6%	(0.9)%	1.3%	2.9%	—%	1.8%	1.5%	1.5%	1.4%	1.2%	0.8%
Current accident year losses $1,000,000-$5,000,000	6.4	7.2	4.2	3.3	7.7	4.4	4.2	4.8	3.7	4.5	4.8	4.4	5.3	5.3
Large loss prior accident year reserve development	1.2	0.1	2.3	2.2	(0.8)	0.8	0.6	(0.2)	2.3	0.2	1.6	0.4	1.5	0.1
Total large loss ratio	8.2%	8.1%	6.5%	9.1%	6.0%	6.5%	7.7%	4.6%	7.8%	6.2%	7.9%	6.2%	8.0%	6.2%
Losses incurred but not reported	5.5	—	2.7	(0.6)	7.1	0.4	0.3	8.4	1.0	4.3	0.7	3.0	1.9	4.0
Other losses excluding catastrophe losses	34.4	39.6	36.5	39.2	34.4	36.7	31.6	33.6	37.9	32.6	38.4	34.1	37.4	34.2
Catastrophe losses	0.1	3.4	8.1	7.4	4.4	3.7	16.4	3.3	7.7	9.9	6.3	7.8	4.7	6.9
Total loss ratio	48.2%	51.1%	53.8%	55.1%	51.9%	47.3%	56.0%	49.9%	54.4%	53.0%	53.3%	51.1%	52.0%	51.3%
Personal Lines
Current accident year losses greater than $5,000,000	1.9%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	0.5%	—%
Current accident year losses $1,000,000-$5,000,000	1.8	6.0	4.8	1.0	1.2	3.5	—	1.9	2.9	1.0	4.0	1.8	3.4	1.7
Large loss prior accident year reserve development	(0.3)	1.0	0.6	(0.2)	(1.2)	(1.1)	(0.7)	0.5	0.2	(0.1)	0.4	(0.4)	0.3	(0.6)
Total large loss ratio	3.4%	7.0%	5.4%	0.8%	—%	2.4%	(0.7)%	2.4%	3.1%	0.9%	4.4%	1.4%	4.2%	1.1%
Losses incurred but not reported	3.2	(5.3)	(4.0)	3.3	3.5	(3.2)	8.1	3.8	(0.4)	6.0	(2.1)	2.9	(0.7)	3.0
Other losses excluding catastrophe losses	49.0	52.1	53.7	47.9	50.2	57.7	48.9	47.1	50.9	47.9	51.3	51.2	50.7	51.0
Catastrophe losses	1.6	10.8	15.2	15.5	13.3	8.2	12.2	2.9	15.3	7.6	13.8	7.8	10.6	9.2
Total loss ratio	57.2%	64.6%	70.3%	67.5%	67.0%	65.1%	68.5%	56.2%	68.9%	62.4%	67.4%	63.3%	64.8%	64.3%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $1,000,000-$5,000,000	5.6	—	—	—	(0.1)	4.4	2.2	—	—	1.1	—	2.3	1.5	1.7
Large loss prior accident year reserve development	(0.1)	(0.3)	2.3	(0.3)	(0.1)	(2.0)	1.7	(0.4)	1.1	0.7	0.6	(0.3)	0.4	(0.3)
Total large loss ratio	5.5%	(0.3)%	2.3%	(0.3)%	(0.2)%	2.4%	3.9%	(0.4)%	1.1%	1.8%	0.6%	2.0%	1.9%	1.4%
Losses incurred but not reported	9.8	13.8	(20.2)	(1.6)	(0.6)	(2.9)	20.3	(5.4)	(11.3)	7.8	(2.4)	4.1	0.8	2.9
Other losses excluding catastrophe losses	17.3	15.3	37.0	17.0	12.6	21.8	12.7	20.8	27.4	16.6	23.1	18.4	21.6	16.8
Catastrophe losses	0.2	1.3	1.2	0.8	2.4	0.1	3.1	0.1	1.0	1.7	1.1	1.1	0.8	1.5
Total loss ratio	32.8%	30.1%	20.3%	15.9%	14.2%	21.4%	40.0%	15.1%	18.2%	27.9%	22.4%	25.6%	25.1%	22.6%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Fourth-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Consolidated
Current accident year reported losses greater than $5,000,000	2	1	—	5	—	1	3	—	5	3	6	4	8	3
Current accident year reported losses $1,000,000 - $5,000,000	32	43	31	22	38	29	15	27	55	46	100	76	134	113
Prior accident year reported losses on large losses	10	12	15	14	8	2	17	10	30	27	42	26	63	36
Non-Catastrophe reported losses on large losses total	44	56	46	41	46	32	35	37	90	76	148	106	205	152
Commercial Lines
Current accident year reported losses greater than $5,000,000	1	1	—	5	—	1	3	—	5	3	6	4	7	3
Current accident year reported losses $1,000,000 - $5,000,000	27	34	20	20	36	21	14	23	42	41	77	62	106	97
Prior accident year reported losses on large losses	10	10	12	13	8	1	15	8	26	23	35	23	56	33
Non-Catastrophe reported losses on large losses total	38	45	32	38	44	23	32	31	73	67	118	89	169	133
Personal Lines
Current accident year reported losses greater than $5,000,000	1	—	—	—	—	—	—	—	—	—	—	—	1	—
Current accident year reported losses $1,000,000 - $5,000,000	5	9	11	2	2	6	—	4	13	4	23	11	26	13
Prior accident year reported losses on large losses	—	2	2	—	—	—	1	2	2	3	5	2	5	2
Non-Catastrophe reported losses on large losses total	6	11	13	2	2	6	1	6	15	7	28	13	32	15
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported losses $1,000,000 - $5,000,000	—	—	—	—	—	2	1	—	—	1	—	3	2	3
Prior accident year reported losses on large losses	—	—	1	1	—	1	1	—	2	1	2	1	2	1
Non-Catastrophe reported losses on large losses total	—	—	1	1	—	3	2	—	2	2	2	4	4	4
*The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Fourth-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2017
(Dollars in millions)	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2017	2016
										Total	Total
OH	$156.5	$144.0	$89.0	$—	$37.6	$133.7	$110.1	$35.1	$16.0	$722.0	$709.6	2.5	0.6	2.4	1.7
IL	69.2	58.4	34.5	50.8	13.1	29.2	29.0	7.8	15.4	307.4	308.4	(0.3)	(4.1)	20.0	(0.3)
GA	45.3	47.2	33.6	14.5	13.4	53.0	48.8	11.9	15.5	283.2	259.3	7.1	10.6	21.3	9.2
IN	55.3	55.6	32.3	26.3	13.4	33.1	34.8	7.8	12.2	270.8	275.1	(1.3)	(3.2)	6.2	(1.5)
NC	52.2	58.7	26.3	17.4	12.9	37.8	33.3	9.0	10.3	257.9	244.7	5.4	3.9	17.5	5.4
PA	64.4	49.0	40.5	41.4	10.9	14.6	12.0	4.5	10.9	248.2	246.0	(0.5)	5.8	16.4	0.9
MI	46.9	42.9	25.5	16.4	11.3	56.0	34.7	6.0	7.5	247.2	248.0	(0.7)	0.1	(0.8)	(0.4)
TN	41.2	45.0	23.6	10.3	11.2	20.1	24.3	6.0	6.3	188.0	180.5	4.5	2.1	15.3	4.2
KY	29.3	37.9	22.0	3.6	7.6	30.9	29.0	6.6	5.7	172.6	167.5	2.2	3.7	6.1	2.9
AL	28.1	36.7	14.8	0.8	7.8	25.7	35.8	7.3	9.1	166.1	155.9	6.5	6.1	12.7	6.7
VA	34.6	32.1	24.4	17.8	10.0	13.9	11.9	4.2	5.3	154.2	150.7	1.3	4.9	9.2	2.2
TX	52.1	29.2	33.4	1.5	5.6	1.3	1.9	0.8	19.5	145.3	139.5	(0.5)	nm	14.4	4.1
MO	32.4	36.6	18.1	13.9	5.9	10.3	13.0	2.8	9.1	142.1	131.6	4.8	22.3	9.2	7.9
MN	27.6	24.5	11.0	8.9	5.5	20.6	21.1	5.3	7.4	131.9	132.9	(5.5)	5.5	17.8	(0.7)
WI	29.3	26.7	14.5	25.0	6.0	9.7	9.9	3.8	5.2	130.1	134.0	(4.8)	1.4	18.2	(3.0)
NY	37.4	20.3	13.4	4.0	4.4	11.9	16.6	5.8	4.8	118.6	94.2	10.8	78.9	52.1	26.0
MD	21.2	13.6	17.5	10.6	4.3	14.0	10.8	2.9	2.8	97.7	93.1	(2.1)	25.9	6.8	4.7
FL	31.7	15.3	12.7	1.5	3.6	5.0	2.6	0.9	11.1	84.4	71.0	15.9	22.6	35.8	18.9
AR	11.9	22.5	12.0	2.5	4.0	11.4	12.0	3.0	3.5	82.8	78.4	3.6	7.7	26.3	5.7
IA	17.2	20.5	8.6	15.0	5.6	5.2	5.7	1.6	1.9	81.3	78.7	4.3	0.4	(7.7)	3.3
AZ	20.5	12.4	15.3	6.0	3.0	7.7	6.0	2.5	3.4	76.8	68.7	9.2	23.1	9.0	11.8
SC	15.1	13.8	11.1	3.2	3.6	12.7	9.8	2.1	4.8	76.2	71.0	1.4	15.0	40.3	7.4
UT	19.7	10.2	12.9	0.9	3.1	9.1	5.2	1.3	3.9	66.3	64.6	1.2	4.1	16.3	2.7
CO	19.8	11.2	14.8	1.3	2.5	0.6	1.4	0.2	7.4	59.2	50.2	15.0	268.7	16.6	18.2
KS	11.4	15.4	7.0	5.3	3.1	4.6	6.9	1.3	2.1	57.1	55.4	3.5	(0.1)	15.2	3.1
OR	15.8	9.3	11.4	0.1	2.1	5.8	2.6	0.8	5.4	53.3	45.6	14.9	30.0	10.2	16.7
MT	18.9	12.4	10.3	0.1	2.3	3.0	3.1	0.7	1.6	52.4	49.0	6.9	5.4	24.6	7.2
ID	13.9	9.8	8.4	0.9	2.0	3.9	2.6	0.8	2.1	44.4	42.2	5.2	4.8	11.3	5.4
NE	9.6	11.6	6.1	7.4	2.4	0.9	1.2	0.3	2.2	41.7	43.0	(4.5)	8.9	21.2	(2.8)
CT	5.2	4.9	2.8	2.1	0.8	9.4	8.2	2.8	1.5	37.7	26.3	7.5	99.7	12.0	43.6
WV	9.0	9.4	7.3	1.1	1.3	—	0.4	0.1	3.1	31.7	30.6	3.9	(11.6)	2.1	3.4
VT	5.7	6.8	3.2	5.7	1.9	1.6	1.9	0.5	1.4	28.7	26.5	7.6	7.5	21.0	8.1
WA	9.6	6.0	7.2	—	1.5	0.1	0.1	—	2.2	26.7	23.6	11.6	nm	20.2	13.4
NM	9.1	5.6	7.0	0.7	1.8	—	—	—	1.7	25.9	23.2	9.2	16.4	66.0	11.7
CA	0.8	0.4	1.0	1.4	0.2	3.7	10.8	2.7	0.8	21.8	6.8	(11.6)	624.9	327.8	217.0
ND	6.4	4.9	3.9	—	1.0	0.8	0.9	0.3	0.8	19.0	20.0	(8.1)	3.4	90.9	(4.9)
NH	4.4	3.8	2.2	2.3	0.9	1.8	2.0	0.5	1.0	18.9	18.2	1.8	1.7	45.8	3.4
DE	5.4	3.5	3.3	2.7	1.0	—	—	—	0.9	16.8	18.5	(10.4)	735.2	26.3	(9.0)
SD	3.3	3.8	2.4	2.3	1.2	—	—	—	0.7	13.7	12.9	5.6	2.6	17.2	6.1
WY	2.6	2.7	1.6	—	0.5	—	—	—	0.8	8.2	7.5	9.7	(23.0)	1.7	8.8
NJ	0.8	0.4	0.6	1.7	0.4	0.9	1.6	0.8	0.4	7.6	4.9	9.6	218.8	67.7	56.5
All Other	3.0	2.7	3.1	2.4	2.1	0.1	0.5	0.1	2.1	16.1	13.6	13.1	405.3	23.7	17.9
Total	$1,093.8	$977.7	$650.6	$329.8	$232.8	$604.1	$562.5	$150.9	$229.8	$4,832.0	$4,621.4	2.6	7.9	15.7	4.6
Other Direct	—	2.6	3.5	6.3	—	9.9	0.2	0.5	—	23.0	24.4	(9.9)	102.9	—	(5.8)
Total Direct	$1,093.8	$980.3	$654.1	$336.1	$232.8	$614.0	$562.7	$151.4	$229.8	$4,855.0	$4,645.8	2.5	7.8	15.7	4.5
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Fourth-Quarter 2017 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Commercial casualty:
Written premiums	$248	$257	$280	$297	$239	$259	$278	$285	$577	$563	$834	$822	$1,082	$1,061
Year over year change %-written premium	4%	(1)%	1%	4%	—%	5%	1%	7%	2%	4%	1%	4%	2%	4%
Earned premiums	268	268	271	265	265	265	263	257	536	520	804	785	1,072	1,050
Current accident year before catastrophe losses	67.5%	63.1%	60.1%	60.7%	61.1%	57.4%	58.7%	60.2%	60.4%	59.5%	61.3%	58.8%	62.9%	59.4%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	0.9	0.1	(2.5)	5.6	3.7	(2.6)	(7.5)	(1.2)	1.5	(4.4)	1.0	(3.8)	1.0	(1.9)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	68.4%	63.2%	57.6%	66.3%	64.8%	54.8%	51.2%	59.0%	61.9%	55.1%	62.3%	55.0%	63.9%	57.5%
Commercial property:
Written premiums	$217	$230	$233	$239	$208	$224	$223	$225	$472	$448	$702	$672	$919	$880
Year over year change %-written premium	4%	3%	4%	6%	2%	3%	2%	9%	5%	6%	4%	5%	4%	4%
Earned premiums	229	225	226	223	221	217	215	214	449	429	674	646	903	867
Current accident year before catastrophe losses	48.2%	48.6%	49.7%	50.2%	51.3%	47.7%	36.3%	51.4%	50.0%	43.8%	49.4%	45.2%	49.1%	46.6%
Current accident year catastrophe losses	4.5	14.5	29.1	29.3	17.4	11.5	57.6	13.6	29.2	35.7	24.3	27.5	19.3	25.0
Prior accident years before catastrophe losses	(1.4)	(1.1)	(1.2)	(0.7)	(0.6)	(2.7)	(5.4)	(1.7)	(1.0)	(3.6)	(1.0)	(3.3)	(1.1)	(2.6)
Prior accident years catastrophe losses	(3.7)	(1.9)	(0.8)	(3.8)	(1.3)	1.6	(1.0)	(2.2)	(2.3)	(1.6)	(2.1)	(0.5)	(2.5)	(0.7)
Total loss and loss expense ratio	47.6%	60.1%	76.8%	75.0%	66.8%	58.1%	87.5%	61.1%	75.9%	74.3%	70.6%	68.9%	64.8%	68.3%
Commercial auto:
Written premiums	$153	$157	$167	$174	$146	$151	$156	$158	$341	$314	$498	$465	$651	$611
Year over year change %-written premium	5%	4%	7%	10%	4%	10%	5%	6%	9%	5%	7%	7%	7%	6%
Earned premiums	162	159	158	155	152	151	147	144	313	291	472	442	634	594
Current accident year before catastrophe losses	74.5%	80.2%	76.4%	80.7%	76.6%	76.9%	76.3%	77.5%	78.6%	76.9%	79.1%	76.9%	78.0%	76.8%
Current accident year catastrophe losses	(0.1)	0.7	1.7	1.2	—	0.8	2.2	0.6	1.4	1.4	1.2	1.2	0.9	0.9
Prior accident years before catastrophe losses	3.2	5.1	6.0	6.7	3.7	2.8	9.1	5.7	6.3	7.4	5.9	5.9	5.2	5.3
Prior accident years catastrophe losses	—	—	—	(0.2)	—	—	—	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	—
Total loss and loss expense ratio	77.6%	86.0%	84.1%	88.4%	80.3%	80.5%	87.6%	83.7%	86.2%	85.6%	86.1%	83.9%	84.0%	83.0%
Workers' compensation:
Written premiums	$73	$75	$79	$99	$78	$83	$86	$105	$178	$191	$253	$274	$326	$352
Year over year change %-written premium	(6)%	(10)%	(8)%	(6)%	(4)%	—%	(3)%	1%	(7)%	(1)%	(8)%	(1)%	(7)%	(1)%
Earned premiums	81	84	86	84	86	90	89	89	170	178	254	268	335	354
Current accident year before catastrophe losses	76.2%	71.6%	68.9%	69.8%	68.4%	72.5%	70.9%	73.3%	69.3%	72.2%	70.1%	72.2%	71.6%	71.3%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(11.1)	(16.6)	(14.3)	(21.6)	(19.4)	(18.1)	(25.5)	(14.5)	(17.9)	(20.1)	(17.5)	(19.4)	(15.9)	(19.4)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	65.1%	55.0%	54.6%	48.2%	49.0%	54.4%	45.4%	58.8%	51.4%	52.1%	52.6%	52.8%	55.7%	51.9%
Other commercial:
Written premiums	$55	$59	$54	$56	$50	$60	$54	$54	$110	$108	$169	$168	$224	$218
Year over year change %-written premium	10%	(2)%	—%	4%	—%	—%	(2)%	(7)%	2%	(4)%	1%	(3)%	3%	(2)%
Earned premiums	56	56	55	54	55	56	57	56	109	113	165	169	221	224
Current accident year before catastrophe losses	35.2%	35.1%	35.3%	40.2%	41.8%	41.5%	37.8%	46.3%	37.7%	42.1%	36.9%	41.9%	36.4%	41.9%
Current accident year catastrophe losses	0.5	(0.2)	1.8	1.9	2.1	1.6	3.8	0.6	1.8	2.2	1.2	2.0	1.0	2.0
Prior accident years before catastrophe losses	(9.9)	(10.2)	(20.0)	(14.8)	(8.6)	(19.1)	(28.2)	(22.9)	(17.4)	(25.5)	(15.0)	(23.4)	(13.7)	(19.8)
Prior accident years catastrophe losses	1.6	0.3	0.1	(0.5)	—	0.2	1.3	0.2	(0.2)	0.7	(0.1)	0.5	0.4	0.4
Total loss and loss expense ratio	27.4%	25.0%	17.2%	26.8%	35.3%	24.2%	14.7%	24.2%	21.9%	19.5%	23.0%	21.0%	24.1%	24.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2017 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Personal auto:
Written premiums	$141	$165	$165	$132	$132	$154	$154	$123	$297	$277	$462	$431	$603	$563
Year over year change %-written premium	7%	7%	7%	7%	7%	7%	8%	8%	7%	8%	7%	8%	7%	7%
Earned premiums	149	148	144	141	140	137	135	131	285	266	433	403	582	543
Current accident year before catastrophe losses	76.2%	79.8%	78.1%	82.4%	79.0%	79.6%	79.5%	79.1%	80.2%	79.3%	80.1%	79.4%	79.1%	79.3%
Current accident year catastrophe losses	(0.4)	1.6	2.4	2.4	0.1	1.1	1.9	1.0	2.4	1.4	2.1	1.3	1.5	1.0
Prior accident years before catastrophe losses	1.4	1.1	(0.3)	(1.1)	2.2	6.8	10.6	(6.3)	(0.7)	2.3	(0.1)	3.8	0.3	3.4
Prior accident years catastrophe losses	—	(0.1)	(0.1)	(0.2)	(0.1)	(0.2)	(0.1)	(0.3)	(0.1)	(0.2)	(0.1)	(0.2)	(0.1)	(0.2)
Total loss and loss expense ratio	77.2%	82.4%	80.1%	83.5%	81.2%	87.3%	91.9%	73.5%	81.8%	82.8%	82.0%	84.3%	80.8%	83.5%
Homeowner:
Written premiums	$132	$150	$150	$110	$119	$138	$140	$103	$260	$243	$410	$381	$542	$500
Year over year change %-written premium	11%	9%	7%	7%	6%	5%	6%	5%	7%	6%	8%	5%	8%	5%
Earned premiums	134	131	128	125	124	122	121	119	253	240	384	362	518	486
Current accident year before catastrophe losses	55.0%	46.7%	48.4%	48.4%	47.0%	46.8%	49.1%	51.5%	48.5%	50.3%	47.8%	49.1%	49.6%	48.6%
Current accident year catastrophe losses	4.8	24.5	34.1	33.1	31.7	19.5	25.4	6.4	33.6	16.0	30.5	17.1	23.9	20.9
Prior accident years before catastrophe losses	(1.4)	(0.2)	(1.9)	(2.6)	1.1	0.5	(0.8)	(5.2)	(2.3)	(3.0)	(1.5)	(1.8)	(1.5)	(1.1)
Prior accident years catastrophe losses	0.3	(1.4)	(0.5)	(0.5)	(0.7)	(0.9)	0.8	(1.6)	(0.5)	(0.4)	(0.8)	(0.5)	(0.5)	(0.6)
Total loss and loss expense ratio	58.7%	69.6%	80.1%	78.4%	79.1%	65.9%	74.5%	51.1%	79.3%	62.9%	76.0%	63.9%	71.5%	67.8%
Other personal:
Written premiums	$36	$40	$42	$31	$32	$37	$36	$30	$73	$66	$113	$103	$149	$135
Year over year change %-written premium	13%	8%	12%	3%	3%	3%	3%	3%	11%	3%	10%	3%	10%	4%
Earned premiums	37	35	35	34	32	34	32	33	69	65	104	99	141	132
Current accident year before catastrophe losses	54.0%	46.7%	68.3%	45.6%	48.2%	60.2%	42.0%	44.2%	57.1%	43.1%	53.5%	48.9%	53.7%	48.7%
Current accident year catastrophe losses	0.5	6.2	4.5	9.3	5.5	2.6	4.7	5.8	6.9	5.2	6.7	4.4	5.0	4.7
Prior accident years before catastrophe losses	(4.5)	2.4	(0.1)	(11.2)	(9.4)	(11.5)	(13.5)	(4.6)	(5.6)	(9.0)	(2.9)	(9.9)	(3.3)	(9.8)
Prior accident years catastrophe losses	0.1	—	(0.9)	(0.7)	(0.4)	(0.4)	—	0.3	(0.8)	0.1	(0.5)	(0.1)	(0.4)	(0.2)
Total loss and loss expense ratio	50.1%	55.3%	71.8%	43.0%	43.9%	50.9%	33.2%	45.7%	57.6%	39.4%	56.8%	43.3%	55.0%	43.4%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Excess & Surplus:
Written premiums	$54	$51	$61	$53	$45	$48	$51	$45	$114	$96	$165	$144	$219	$189
Year over year change %-written premium	20%	6%	20%	18%	2%	12%	11%	7%	19%	9%	15%	10%	16%	9%
Earned premiums	56	53	52	48	47	48	45	43	100	88	153	136	209	183
Current accident year before catastrophe losses	57.6%	49.1%	54.2%	55.5%	41.4%	57.2%	56.7%	63.1%	54.8%	59.8%	52.8%	58.9%	54.0%	54.4%
Current accident year catastrophe losses	0.3	1.7	0.9	1.2	2.6	0.2	3.2	0.3	1.1	1.9	1.3	1.3	1.1	1.6
Prior accident years before catastrophe losses	(7.1)	(4.7)	(17.0)	(27.4)	(14.7)	(25.5)	(1.9)	(31.5)	(22.0)	(16.4)	(15.9)	(19.6)	(13.6)	(18.3)
Prior accident years catastrophe losses	(0.1)	(0.3)	0.4	(0.4)	—	—	—	(0.2)	—	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Total loss and loss expense ratio	50.7%	45.8%	38.5%	28.9%	29.3%	31.9%	58.0%	31.7%	33.9%	45.2%	38.1%	40.5%	41.4%	37.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently

CINF Fourth-Quarter 2017 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the twelve months ended December 31, 2017
Commercial casualty	$393	$169	$562	$(39)	$58	$14	$33	$354	$58	$183	$595
Commercial property	556	51	607	(21)	(10)	7	(24)	535	(10)	58	583
Commercial auto	382	67	449	28	33	22	83	410	33	89	532
Workers' compensation	165	35	200	12	(20)	—	(8)	177	(20)	35	192
Other commercial	54	18	72	(9)	(5)	(13)	(27)	45	(5)	5	45
Total commercial lines	1,550	340	1,890	(29)	56	30	57	1,521	56	370	1,947

Personal auto	377	67	444	13	11	5	29	390	11	72	473
Homeowners	354	33	387	—	(20)	4	(16)	354	(20)	37	371
Other personal	65	5	70	8	(1)	—	7	73	(1)	5	77
Total personal lines	796	105	901	21	(10)	9	20	817	(10)	114	921

Excess & surplus lines	51	25	76	10	2	11	23	61	2	36	99
Cincinnati Re	20	3	23	11	72	1	84	31	72	4	107
Total property casualty	$2,417	$473	$2,890	$13	$120	$51	$184	$2,430	$120	$524	$3,074

Ceded loss and loss expense incurred for the twelve months ended December 31, 2017
Commercial casualty	$3	$—	$3	$(67)	$—	$(26)	$(93)	$(64)	$—	$(26)	$(90)
Commercial property	8	—	8	(12)	1	—	(11)	(4)	1	—	(3)
Commercial auto	1	—	1	—	—	—	—	1	—	—	1
Workers' compensation	16	1	17	(10)	(1)	(1)	(12)	6	(1)	—	5
Other commercial	(6)	1	(5)	(3)	—	—	(3)	(9)	—	1	(8)
Total commercial lines	22	2	24	(92)	—	(27)	(119)	(70)	—	(25)	(95)

Personal auto	2	—	2	—	—	—	—	2	—	—	2
Homeowners	1	—	1	—	—	—	—	1	—	—	1
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	3	—	3	—	—	—	—	3	—	—	3

Excess & surplus lines	13	2	15	(2)	—	—	(2)	11	—	2	13
Cincinnati Re	4	1	5	4	6	—	10	8	6	1	15
Total property casualty	$42	$5	$47	$(90)	$6	$(27)	$(111)	$(48)	$6	$(22)	$(64)

Net loss and loss expense incurred for the twelve months ended December 31, 2017
Commercial casualty	$390	$169	$559	$28	$58	$40	$126	$418	$58	$209	$685
Commercial property	548	51	599	(9)	(11)	7	(13)	539	(11)	58	586
Commercial auto	381	67	448	28	33	22	83	409	33	89	531
Workers' compensation	149	34	183	22	(19)	1	4	171	(19)	35	187
Other commercial	60	17	77	(6)	(5)	(13)	(24)	54	(5)	4	53
Total commercial lines	1,528	338	1,866	63	56	57	176	1,591	56	395	2,042

Personal auto	375	67	442	13	11	5	29	388	11	72	471
Homeowners	353	33	386	—	(20)	4	(16)	353	(20)	37	370
Other personal	65	5	70	8	(1)	—	7	73	(1)	5	77
Total personal lines	793	105	898	21	(10)	9	20	814	(10)	114	918

Excess & surplus lines	38	23	61	12	2	11	25	50	2	34	86
Cincinnati Re	16	2	18	7	66	1	74	23	66	3	92
Total property casualty	$2,375	$468	$2,843	$103	$114	$78	$295	$2,478	$114	$546	$3,138

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
CINF Fourth-Quarter 2017 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended December 31, 2017
Commercial casualty	$113	$45	$158	$(67)	$25	$(18)	$(60)	$46	$25	$27	$98
Commercial property	123	12	135	(38)	8	4	(26)	85	8	16	109
Commercial auto	104	15	119	4	(3)	5	6	108	(3)	20	125
Workers' compensation	42	9	51	(5)	7	—	2	37	7	9	53
Other commercial	20	4	24	(9)	(1)	1	(9)	11	(1)	5	15
Total commercial lines	402	85	487	(115)	36	(8)	(87)	287	36	77	400

Personal auto	103	15	118	4	(8)	3	(1)	107	(8)	18	117
Homeowners	75	8	83	(10)	5	1	(4)	65	5	9	79
Other personal	19	1	20	(6)	4	—	(2)	13	4	1	18
Total personal lines	197	24	221	(12)	1	4	(7)	185	1	28	214

Excess & surplus lines	15	7	22	(2)	6	4	8	13	6	11	30
Cincinnati Re	9	1	10	3	2	—	5	12	2	1	15
Total property casualty	$623	$117	$740	$(126)	$45	$—	$(81)	$497	$45	$117	$659

Ceded loss and loss expense incurred for the three months ended December 31, 2017
Commercial casualty	$3	$—	$3	$(63)	$—	$(26)	$(89)	$(60)	$—	$(26)	$(86)
Commercial property	(5)	—	(5)	4	1	—	5	(1)	1	—	—
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	(4)	—	—	(4)	(1)	—	—	(1)
Other commercial	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	1	—	1	(63)	1	(26)	(88)	(62)	1	(26)	(87)

Personal auto	—	—	—	—	—	—	—	—	—	—	—
Homeowners	1	—	1	1	—	—	1	2	—	—	2
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	1	—	1	1	—	—	1	2	—	—	2

Excess & surplus lines	6	1	7	(5)	—	—	(5)	1	—	1	2
Cincinnati Re	1	—	1	1	—	(1)	—	2	—	(1)	1
Total property casualty	$9	$1	$10	$(66)	$1	$(27)	$(92)	$(57)	$1	$(26)	$(82)

Net loss and loss expense incurred for the three months ended December 31, 2017
Commercial casualty	$110	$45	$155	$(4)	$25	$8	$29	$106	$25	$53	$184
Commercial property	128	12	140	(42)	7	4	(31)	86	7	16	109
Commercial auto	104	15	119	4	(3)	5	6	108	(3)	20	125
Workers' compensation	39	9	48	(1)	7	—	6	38	7	9	54
Other commercial	20	4	24	(9)	(1)	1	(9)	11	(1)	5	15
Total commercial lines	401	85	486	(52)	35	18	1	349	35	103	487

Personal auto	103	15	118	4	(8)	3	(1)	107	(8)	18	117
Homeowners	74	8	82	(11)	5	1	(5)	63	5	9	77
Other personal	19	1	20	(6)	4	—	(2)	13	4	1	18
Total personal lines	196	24	220	(13)	1	4	(8)	183	1	28	212

Excess & surplus lines	9	6	15	3	6	4	13	12	6	10	28
Cincinnati Re	8	1	9	2	2	1	5	10	2	2	14
Total property casualty	$614	$116	$730	$(60)	$44	$27	$11	$554	$44	$143	$741

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums	$987	$1,064	$1,090	$1,057	$951	$1,036	$1,057	$1,028	$2,147	$2,085	$3,211	$3,121	$4,198	$4,072
Agency new business written premiums	151	157	165	153	134	149	143	125	318	268	475	417	626	551
Cincinnati Re net written premiums	21	24	40	40	15	21	16	19	80	35	104	56	125	71
Other written premiums	(29)	(37)	(24)	(19)	(36)	(31)	(22)	(25)	(43)	(47)	(80)	(78)	(109)	(114)
Net written premiums – statutory*	$1,130	$1,208	$1,271	$1,231	$1,064	$1,175	$1,194	$1,147	$2,502	$2,341	$3,710	$3,516	$4,840	$4,580
Unearned premium change	69	(17)	(90)	(80)	75	(42)	(80)	(51)	(170)	(131)	(187)	(173)	(118)	(98)
Earned premiums	$1,199	$1,191	$1,181	$1,151	$1,139	$1,133	$1,114	$1,096	$2,332	$2,210	$3,523	$3,343	$4,722	$4,482
Year over year change %
Agency renewal written premiums	4%	3%	3%	3%	3%	4%	4%	5%	3%	4%	3%	4%	3%	4%
Agency new business written premiums	13	5	15	22	(4)	8	4	8	19	6	14	6	14	4
Cincinnati Re net written premiums	40	14	150	111	(55)	nm	nm	—	129	nm	86	nm	76	115
Other written premiums	19	(19)	(9)	24	16	21	(57)	24	9	—	(3)	9	4	12
Net written premiums – statutory*	6	3	6	7	1	7	5	8	7	6	6	6	6	5
Paid losses and loss expenses
Losses paid	$614	$607	$587	$567	$540	$553	$522	$457	$1,154	$979	$1,761	$1,532	$2,375	$2,072
Loss expenses paid	115	118	108	127	110	109	107	105	235	212	353	321	468	431
Loss and loss expenses paid	$729	$725	$695	$694	$650	$662	$629	$562	$1,389	$1,191	$2,114	$1,853	$2,843	$2,503
Incurred losses and loss expenses
Loss and loss expense incurred	$741	$815	$794	$788	$751	$690	$759	$661	$1,582	$1,420	$2,397	$2,110	$3,138	$2,861
Loss and loss expenses paid as a % of incurred	98.4%	89.0%	87.5%	88.1%	86.6%	95.9%	82.9%	85.0%	87.8%	83.9%	88.2%	87.8%	90.6%	87.5%
Statutory combined ratio
Loss ratio	49.9%	57.0%	56.5%	56.3%	54.2%	50.5%	58.8%	50.2%	56.4%	54.5%	56.6%	53.2%	54.9%	53.4%
Loss adjustment expense ratio	11.9	11.4	10.8	12.1	11.7	10.5	9.4	10.1	11.4	9.7	11.4	9.9	11.5	10.4
Net underwriting expense ratio	32.5	30.7	29.9	30.2	32.0	30.9	29.7	29.9	30.1	29.9	30.3	30.3	30.8	30.7
Statutory combined ratio	94.3%	99.1%	97.2%	98.6%	97.9%	91.9%	97.9%	90.2%	97.9%	94.1%	98.3%	93.4%	97.2%	94.5%
Contribution from catastrophe losses	0.9	9.1	9.8	9.2	7.1	4.9	14.8	3.1	9.5	9.0	9.3	7.6	7.2	7.5
Statutory combined ratio excl. catastrophe losses	93.4%	90.0%	87.4%	89.4%	90.8%	87.0%	83.1%	87.1%	88.4%	85.1%	89.0%	85.8%	90.0%	87.0%
GAAP combined ratio
GAAP combined ratio	92.9%	99.3%	98.3%	99.7%	96.2%	92.4%	99.3%	91.4%	99.0%	95.4%	99.1%	94.4%	97.5%	94.8%
Contribution from catastrophe losses	0.9	9.1	9.8	9.2	7.1	4.9	14.8	3.1	9.5	9.0	9.3	7.6	7.2	7.5
GAAP combined ratio excl. catastrophe losses	92.0%	90.2%	88.5%	90.5%	89.1%	87.5%	84.5%	88.3%	89.5%	86.4%	89.8%	86.8%	90.3%	87.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums	$672	$707	$729	$772	$658	$698	$718	$758	$1,501	$1,476	$2,208	$2,174	$2,880	$2,832
Agency new business written premiums	96	99	99	103	91	101	93	87	202	180	301	281	397	372
Other written premiums	(22)	(28)	(15)	(10)	(28)	(22)	(14)	(18)	(25)	(32)	(53)	(54)	(75)	(82)
Net written premiums – statutory*	$746	$778	$813	$865	$721	$777	$797	$827	$1,678	$1,624	$2,456	$2,401	$3,202	$3,122
Unearned premium change	50	14	(17)	(84)	58	2	(26)	(67)	(101)	(93)	(87)	(91)	(37)	(33)
Earned premiums	$796	$792	$796	$781	$779	$779	$771	$760	$1,577	$1,531	$2,369	$2,310	$3,165	$3,089
Year over year change %
Agency renewal written premiums	2%	1%	2%	2%	1%	3%	3%	4%	2%	3%	2%	3%	2%	3%
Agency new business written premiums	5	(2)	6	18	(6)	5	—	10	12	5	7	5	7	2
Other written premiums	21	(27)	(7)	44	18	29	(180)	31	22	(3)	2	13	9	15
Net written premiums – statutory*	3	—	2	5	1	5	1	6	3	3	2	4	3	3
Paid losses and loss expenses
Losses paid	$401	$376	$370	$381	$344	$373	$342	$300	$751	$642	$1,127	$1,015	$1,528	$1,359
Loss expenses paid	84	84	79	91	81	80	78	76	170	154	254	234	338	316
Loss and loss expenses paid	$485	$460	$449	$472	$425	$453	$420	$376	$921	$796	$1,381	$1,249	$1,866	$1,675
Incurred losses and loss expenses
Loss and loss expense incurred	$487	$501	$519	$535	$503	$456	$500	$469	$1,054	$969	$1,555	$1,425	$2,042	$1,928
Loss and loss expenses paid as a % of incurred	99.6%	91.8%	86.5%	88.2%	84.5%	99.3%	84.0%	80.2%	87.4%	82.1%	88.8%	87.6%	91.4%	86.9%
Statutory combined ratio
Loss ratio	48.2%	51.1%	53.8%	55.0%	51.9%	47.3%	56.0%	49.9%	54.5%	53.0%	53.4%	51.1%	52.0%	51.3%
Loss adjustment expense ratio	12.9	12.2	11.4	13.5	12.7	11.2	8.9	11.8	12.4	10.3	12.3	10.6	12.5	11.1
Net underwriting expense ratio	33.6	32.5	31.2	29.7	33.0	32.6	30.9	29.7	30.4	30.3	31.0	31.0	31.7	31.5
Statutory combined ratio	94.7%	95.8%	96.4%	98.2%	97.6%	91.1%	95.8%	91.4%	97.3%	93.6%	96.7%	92.7%	96.2%	93.9%
Contribution from catastrophe losses	0.3	3.8	8.5	7.6	4.7	3.9	16.6	3.4	8.1	10.0	6.6	8.0	5.0	7.1
Statutory combined ratio excl. catastrophe losses	94.4%	92.0%	87.9%	90.6%	92.9%	87.2%	79.2%	88.0%	89.2%	83.6%	90.1%	84.7%	91.2%	86.8%
GAAP combined ratio
GAAP combined ratio	92.9%	95.2%	97.1%	100.4%	95.7%	90.8%	96.8%	93.6%	98.8%	95.2%	97.6%	93.7%	96.4%	94.2%
Contribution from catastrophe losses	0.3	3.8	8.5	7.6	4.7	3.9	16.6	3.4	8.1	10.0	6.6	8.0	5.0	7.1
GAAP combined ratio excl. catastrophe losses	92.6%	91.4%	88.6%	92.8%	91.0%	86.9%	80.2%	90.2%	90.7%	85.2%	91.0%	85.7%	91.4%	87.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums	$275	$318	$318	$245	$258	$303	$302	$236	$563	$538	$881	$841	$1,156	$1,099
Agency new business written premiums	39	43	45	34	31	32	34	25	79	59	122	91	161	122
Other written premiums	(5)	(6)	(6)	(6)	(6)	(6)	(6)	(5)	(12)	(11)	(18)	(17)	(23)	(23)
Net written premiums – statutory*	$309	$355	$357	$273	$283	$329	$330	$256	$630	$586	$985	$915	$1,294	$1,198
Unearned premium change	11	(41)	(50)	27	14	(36)	(42)	27	(23)	(15)	(64)	(51)	(53)	(37)
Earned premiums	$320	$314	$307	$300	$297	$293	$288	$283	$607	$571	$921	$864	$1,241	$1,161
Year over year change %
Agency renewal written premiums	7%	5%	5%	4%	5%	5%	6%	6%	5%	6%	5%	6%	5%	6%
Agency new business written premiums	26	34	32	36	15	7	13	4	34	9	34	8	32	10
Other written premiums	17	—	—	(20)	—	—	—	17	(9)	8	(6)	6	—	4
Net written premiums – statutory*	9	8	8	7	6	5	7	6	8	7	8	6	8	6
Paid losses and loss expenses
Losses paid	$197	$218	$205	$174	$186	$173	$168	$151	$379	$319	$597	$492	$794	$678
Loss expenses paid	24	27	24	30	23	24	23	24	54	47	81	71	104	93
Loss and loss expenses paid	$221	$245	$229	$204	$209	$197	$191	$175	$433	$366	$678	$563	$898	$771
Incurred losses and loss expenses
Loss and loss expense incurred	$212	$233	$242	$231	$226	$217	$224	$173	$473	$397	$706	$614	$918	$840
Loss and loss expenses paid as a % of incurred	104.2%	105.2%	94.6%	88.3%	92.5%	90.8%	85.3%	101.2%	91.5%	92.2%	96.0%	91.7%	97.8%	91.8%
Statutory combined ratio
Loss ratio	57.2%	64.5%	70.3%	67.5%	67.0%	65.1%	68.5%	56.2%	68.9%	62.4%	67.4%	63.3%	64.8%	64.3%
Loss adjustment expense ratio	9.1	9.5	8.8	9.3	9.1	9.1	9.5	4.7	9.1	7.1	9.2	7.8	9.2	8.1
Net underwriting expense ratio	30.0	26.9	26.7	31.2	29.2	27.1	27.2	31.1	28.6	28.9	28.0	28.2	28.4	28.4
Statutory combined ratio	96.3%	100.9%	105.8%	108.0%	105.3%	101.3%	105.2%	92.0%	106.6%	98.4%	104.6%	99.3%	102.4%	100.8%
Contribution from catastrophe losses	1.9	11.1	15.4	15.6	13.6	8.4	12.4	3.0	15.5	7.7	14.0	8.0	10.9	9.4
Statutory combined ratio excl. catastrophe losses	94.4%	89.8%	90.4%	92.4%	91.7%	92.9%	92.8%	89.0%	91.1%	90.7%	90.6%	91.3%	91.5%	91.4%
GAAP combined ratio
GAAP combined ratio	95.5%	103.1%	108.4%	105.5%	104.4%	103.4%	107.5%	90.1%	107.0%	98.9%	105.6%	100.4%	103.0%	101.4%
Contribution from catastrophe losses	1.9	11.1	15.4	15.6	13.6	8.4	12.4	3.0	15.5	7.7	14.0	8.0	10.9	9.4
GAAP combined ratio excl. catastrophe losses	93.6%	92.0%	93.0%	89.9%	90.8%	95.0%	95.1%	87.1%	91.5%	91.2%	91.6%	92.4%	92.1%	92.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums	$40	$39	$43	$40	$35	$35	$37	$34	$83	$71	$122	$106	$162	$141
Agency new business written premiums	16	15	21	16	12	16	16	13	37	29	52	45	68	57
Other written premiums	(2)	(3)	(3)	(3)	(2)	(3)	(2)	(2)	(6)	(4)	(9)	(7)	(11)	(9)
Net written premiums – statutory*	$54	$51	$61	$53	$45	$48	$51	$45	$114	$96	$165	$144	$219	$189
Unearned premium change	2	2	(9)	(5)	2	—	(6)	(2)	(14)	(8)	(12)	(8)	(10)	(6)
Earned premiums	$56	$53	$52	$48	$47	$48	$45	$43	$100	$88	$153	$136	$209	$183
Year over year change %
Agency renewal written premiums	14%	11%	16%	18%	13%	6%	9%	13%	17%	11%	15%	9%	15%	10%
Agency new business written premiums	33	(6)	31	23	(25)	33	7	—	28	4	16	13	19	2
Other written premiums	—	—	(50)	(50)	33	(50)	33	(100)	(50)	0	(29)	(17)	(22)	—
Net written premiums – statutory*	20	6	20	18	2	12	11	7	19	9	15	10	16	9
Paid losses and loss expenses
Losses paid	$9	$8	$11	$10	$9	$7	$12	$6	$21	$18	$29	$25	$38	$34
Loss expenses paid	6	6	5	6	5	6	5	5	11	10	17	16	23	21
Loss and loss expenses paid	$15	$14	$16	$16	$14	$13	$17	$11	$32	$28	$46	$41	$61	$55
Incurred losses and loss expenses
Loss and loss expense incurred	$28	$24	$20	$14	$13	$15	$27	$13	$34	$40	$58	$55	$86	$68
Loss and loss expenses paid as a % of incurred	53.6%	58.3%	80.0%	114.3%	107.7%	86.7%	63.0%	84.6%	94.1%	70.0%	79.3%	74.5%	70.9%	80.9%
Statutory combined ratio
Loss ratio	32.8%	30.1%	20.3%	15.8%	14.2%	21.4%	40.0%	15.1%	18.2%	27.9%	22.4%	25.6%	25.1%	22.6%
Loss adjustment expense ratio	17.9	15.7	18.2	13.1	15.1	10.5	18.0	16.6	15.7	17.3	15.7	14.9	16.3	15.0
Net underwriting expense ratio	29.2	31.6	28.6	32.8	30.9	30.8	29.9	30.3	30.6	30.1	30.9	30.4	30.5	30.5
Statutory combined ratio	79.9%	77.4%	67.1%	61.7%	60.2%	62.7%	87.9%	62.0%	64.5%	75.3%	69.0%	70.9%	71.9%	68.1%
Contribution from catastrophe losses	0.2	1.4	1.3	0.8	2.6	0.2	3.2	0.2	1.1	1.8	1.2	1.2	1.0	1.5
Statutory combined ratio excl. catastrophe losses	79.7%	76.0%	65.8%	60.9%	57.6%	62.5%	84.7%	61.8%	63.4%	73.5%	67.8%	69.7%	70.9%	66.6%
GAAP combined ratio
GAAP combined ratio	79.8%	74.8%	66.2%	62.3%	58.7%	61.3%	87.4%	61.1%	64.3%	74.6%	68.0%	69.9%	71.1%	67.0%
Contribution from catastrophe losses	0.2	1.4	1.3	0.8	2.6	0.2	3.2	0.2	1.1	1.8	1.2	1.2	1.0	1.5
GAAP combined ratio excl. catastrophe losses	79.6%	73.4%	64.9%	61.5%	56.1%	61.1%	84.2%	60.9%	63.2%	72.8%	66.8%	68.7%	70.1%	65.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2017 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2017	2016	Change	% Change	2017	2016	Change	% Change
Net premiums written	$72	$70	$2	3	$273	$276	$(3)	(1)
Net investment income	41	40	1	3	163	159	4	3
Amortization of interest maintenance reserve	—	2	(2)	(100)	4	6	(2)	(33)
Commissions and expense allowances on reinsurance ceded	1	1	—	0	5	5	—	0
Income from fees associated with Separate Accounts	2	1	1	100	6	5	1	20
Total revenues	$116	$114	$2	2	$451	$451	$—	0

Death benefits and matured endowments	$29	$19	$10	53	$104	$100	$4	4
Annuity benefits	24	21	3	14	83	70	13	19
Disability benefits and benefits under accident and health contracts	—	—	—	nm	2	2	—	0
Surrender benefits and group conversions	5	3	2	67	20	17	3	18
Interest and adjustments on deposit-type contract funds	3	3	—	0	9	9	—	0
Increase in aggregate reserves for life and accident and health contracts	29	45	(16)	(36)	132	181	(49)	(27)
Total benefit expenses	$90	$91	$(1)	(1)	$350	$379	$(29)	(8)

Commissions	$11	$11	$—	—	$44	$42	$2	5
General insurance expenses and taxes	11	12	(1)	(8)	46	45	1	2
Increase in loading on deferred and uncollected premiums	1	—	1	nm	—	(4)	4	nm
Net transfers from Separate Accounts	—	—	—	nm	(2)	(6)	4	67
Total underwriting expenses	$23	$23	$—	0	$88	$77	$11	14

Federal and foreign income tax provision (benefit)	2	—	2	nm	—	(2)	2	nm

Net loss from operations before realized capital gains	$1	$—	$1	nm	$13	$(3)	$16	nm

Realized gains and losses net of capital gains tax, net	3	—	3	nm	(1)	5	(6)	nm

Net income (statutory)	$4	$—	$4	nm	$12	$2	$10	nm
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2017 Supplemental Financial Data

Noninsurance Operations and Cincinnati Re
Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Noninsurance Operations:
Interest and fees on loans and leases	$1	$1	$1	$1	$—	$2	$1	$1	$2	$2	$3	$4	$4	$4
Other revenue	—	1	—	—	—	—	1	—	—	1	1	1	1	1
Interest expense	14	13	13	13	14	13	13	13	26	26	39	39	53	53
Operating expense	2	3	4	4	2	3	5	2	8	7	11	10	13	12
Cincinnati Re:
Net written premiums	$21	$24	$40	$40	$15	$21	$16	$19	$80	$35	$104	$56	$125	$71
Earned premiums	27	32	26	22	16	13	10	10	48	20	80	33	107	49
Loss and loss expenses from:
Current accident year before catastrophe losses	12	13	13	12	5	3	8	7	25	15	38	18	50	23
Current accident year catastrophe losses	2	43	—	—	3	—	—	—	—	—	43	—	45	3
Prior accident years before catastrophe losses	—	1	—	(3)	1	(1)	—	(1)	(3)	(1)	(2)	(2)	(2)	(1)
Prior accident years catastrophe losses	—	—	—	(1)	—	—	—	—	(1)	—	(1)	—	(1)	—
Loss and loss expenses	$14	$57	$13	$8	$9	$2	$8	$6	$21	$14	$78	$16	$92	$25
Underwriting expenses	10	7	9	9	5	5	3	3	18	6	25	11	35	16
Underwriting profit (loss)	$3	$(32)	$4	$5	$2	$6	$(1)	$1	$9	$—	$(23)	$6	$(20)	$8
Ratios as a percent of earned premiums:
Current accident year before catastrophe losses	44.5%	41.1%	48.8%	54.1%	28.9%	22.7%	83.5%	70.7%	51.2%	77.4%	47.3%	55.4%	46.5%	46.8%
Current accident year catastrophe losses	6.1	137.2	—	—	21.1	—	—	—	—	—	53.8	—	41.5	6.8
Prior accident years before catastrophe losses	1.4	1.6	(1.2)	(12.4)	1.8	(3.0)	(2.9)	(12.1)	(6.2)	(7.4)	(3.2)	(5.7)	(2.0)	(3.2)
Prior accident years catastrophe losses	—	—	0.3	(4.5)	—	—	—	—	(1.9)	—	(1.2)	—	(0.8)	—
Loss and loss expenses	52.0%	179.9%	47.9%	37.2%	51.8%	19.7%	80.6%	58.6%	43.1%	70.0%	96.7%	49.7%	85.2%	50.4%
Underwriting expenses	35.0	27.5	32.0	40.8	32.9	33.6	28.4	32.4	36.0	30.3	32.7	31.7	33.3	32.1
GAAP combined ratio	87.0%	207.4%	79.9%	78.0%	84.7%	53.3%	109.0%	91.0%	79.1%	100.3%	129.4%	81.4%	118.5%	82.5%
Totals for other:
Total revenues	$28	$34	$27	$23	$16	$15	$12	$11	$50	$23	$84	$38	$112	$54
Total expenses	40	80	39	34	30	23	29	24	73	53	153	76	193	106
Other loss	$(12)	$(46)	$(12)	$(11)	$(14)	$(8)	$(17)	$(13)	$(23)	$(30)	$(69)	$(38)	$(81)	$(52)
*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2017 Supplemental Financial Data